SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2024

Skinvisible, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-25911	88-0344219
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6320 South Sandhill Road Suite 9, Las Vegas, NV	89120
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-433-7154

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 7 – Regulation FD Disclosure

Item 7.01 Regulation FD Disclosure

On May 29, 2024, we issued a press release concerning the filing of our Provisional Patent Application with the US Patent & Trademark Office entitled “Transdermal Delivery Composition for Delivery of CB-1 Receptor Antagonists and/or GLP-1 Receptor Agonists, and Method of Delivery," covering formulations that leverage our proprietary delivery technology Invisicare for the transdermal administration of obesity drugs, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 29, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Skinvisible, Inc.

/s/ Terry Howlett

Terry Howlett
Chief Executive Officer

Date: May 29, 2024

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